OMB
 APPROVAL

OMB Number:

Expires:

Estimated
average
burden
hours per
response:
1.25



                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


     FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) March 25, 2004

          FIRST CANADIAN AMERICAN HOLDING CORPORATION
                          (FORMERLY ADATOM.COM INC.)
     (Exact name of registrant as specified in its charter)


ONTARIO                                  000-22967               43-17719999
(State or other jurisdiction
of incorporation)              (Commission File Number)     (IRS Employer
                                                            Identification No.)


               6021 YONGE STREET, SUITE 212, TORONTO, ONTARIO M2M3W2
            (Address of principal executive offices)

        Registrants telephone number, including area code 416-918-2209


ITEM 1:   Changes in Control of Registrant:

None

ITEM 2:   Acquisition or Disposition of Assets:

The Company will be spinning-off 100% of the common of its wholly owned subsidiary listed below to the shareholders of the Company on the basis of 1 common share of the subsidiary for every 100,000 common shares held by the shareholders of the Registrant

The  record  date for the spin-off of shares of the subsidiary is February  17,
2004

The Registrant has requested CUSIP numbers to be assigned to the spun off subsidiary.

The Company has set as the distribution date of March 3, 2004. The Company anticipates that NASDAQ will set an ex-dividend date for this matter.

No assurances can be made that the spun-off corporation will emerge as successful companies.

At the record date of spin-off, the subsidiary had approximately 3,014,270 common shares outstanding.

The Company will be spinning-off 100% of the common shares of its wholly owned subsidiary listed below to the shareholders of the Company on the basis of 1 common share of the subsidiary for every 100,000 common shares held by the shareholders of the Registrant.

XCELARATOR INTERACTIVE INC. - incorporated in Nevada, with 90,000,000 common shares authorized and 10,000,000 preferred shares authorized with par value of $0.001 respectively.

ITEM 3:   Legal Proceedings  Bankruptcy or Receivership:

         None.

ITEM 4:   Changes in Registrant's Certifying Accountant:

         None

ITEM 5:   Other Events:

        None

ITEM 6:   Registrant's Directors and Officers:

The Company's current officers and directors are:

Sandy Winick, President/Director
Sandy Winick, Secretary/Director

ITEM 7:   Market for the Registrants Common Equity and Related Shareholder
Matters:

         Shares of the Registrant trade on the OTC - PK under the symbol FCAHF. Note:

         The Company has not declared any cash dividends on its common stock.

  FORWARD-LOOKING STATEMENTS

  Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.












                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST CANADIAN AMERICAN
                                        HOLDING CORPORATION


  Date: March 25, 2004
  By:  /S/ Sandy Winick
        Sandy Winick
          President and Secretary